UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2013

TRIUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34828	20-1320630
(State of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 105

San Diego, CA

(Address of principal executive offices)

92121

(Zip code)

(858) 452-0370

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 25, 2013, Trius Therapeutics, Inc. issued a press release announcing results from the second phase 3 trial of tedizolid phosphate for treatment of acute bacterial skin and skin structure infections, or ABSSSI. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

At 9:00 a.m. Eastern Time on March 25, 2013, Trius Therapeutics, Inc. will hold a conference call to discuss the results from the second phase 3 trial of tedizolid phosphate for ABSSSI. A copy of the presentation that will be referred to on the conference call is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Trius Therapeutics, Inc. Press Release dated March 25, 2013

99.2	Trius Therapeutics, Inc. Presentation dated March 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trius Therapeutics, Inc.

Dated: March 25, 2013	By:	/s/ JOHN P. SCHMID
	Name:	John P. Schmid
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Trius Therapeutics, Inc. Press Release dated March 25, 2013
99.2	Trius Therapeutics, Inc. Presentation dated March 25, 2013

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